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                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549

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                                   FORM 8-K


                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


   Date of Report (Date of earliest event reported)        MAY 13, 2003
                                                    --------------------------



                            ALLEGIANT BANCORP, INC.
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            (Exact name of registrant as specified in its charter)


          MISSOURI                   000-10849                43-1262037
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(State or other jurisdiction        (Commission            (I.R.S. Employer
      of incorporation)             file number)          Identification No.)



                 10401 CLAYTON ROAD, ST. LOUIS, MISSOURI 63131
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         (Address, including zip code, of principal executive office)



                                (314) 692-8800
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             (Registrant's telephone number, including area code)



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ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

           (a) - (b) Not applicable.

           (c)       Exhibits Required by Item 601 of Regulation S-K.

                     Exhibit No.               Exhibit
                     -----------               -------

                         99.1                  Press Release of May 13, 2003


ITEM 9.    REGULATION FD DISCLOSURE

           On May 13, 2003, Allegiant Bancorp, Inc. ("Allegiant"), a registered bank holding company under the Bank Holding Company Act of 1956, as amended, issued a press release announcing an increase in our quarterly dividend. The press release is attached hereto as Exhibit 99.1.


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                                 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                  ALLEGIANT BANCORP, INC.




Date: May 14, 2003                By:   /s/ Jeffrey S. Schatz
                                     -----------------------------------------
                                      Jeffrey S. Schatz, Executive Vice
                                         President and Chief Financial Officer